UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2006

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

55 Ameriprise Financial Center
Minneapolis, Minnesota		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On January 13, 2006, Ameriprise Auto & Home Insurance through the underwriting insurance companies IDS Property Casualty Insurance Company and AMEX Assurance Company, each a wholly-owned subsidiary of the registrant, issued a press release announcing the 5-year renewal of an auto and homeowners insurance marketing and distribution alliance with a subsidiary of Costco Wholesale Corporation. Information contained in such press release is furnished herein in Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

Exhibit 99.1

Press Release of Ameriprise Auto & Home Insurance, dated January 13, 2006, announcing the 5-year renewal of an auto and homeowners insurance marketing and distribution alliance with a subsidiary of Costco Wholesale Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(REGISTRANT)

DATE: January 19, 2006	By:	/s/ John C. Junek
		Name:	John C. Junek
		Title:	Executive Vice President and General Counsel

AMERIPRISE FINANCIAL, INC.
CURRENT REPORT ON FORM 8-K
Report Dated January 13, 2006

Exhibit No.	Description

Exhibit 99.1

Press Release of Ameriprise Auto & Home Insurance, dated January 13, 2006, announcing the 5-year renewal of an auto and homeowners insurance marketing and distribution alliance with a subsidiary of Costco Wholesale Corporation